EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 1/12/09 through 1/31/09

AMENDED MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this amended report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Erin D. Pickens	Date: April 3, 2009
Signature of Authorized Individual[1]

Erin D. Pickens	CFO, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

1 Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009

Unaudited – For Internal Use Only
	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Developmen Company LLC
ASSETS
REAL ESTATE INVENTORY	$4,172,452	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	10,931,824
RESTRICTED CASH	253,739
GOODWILL	1,222,893	1,469,450
CONTRACTS RECEIVABLE	-
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	1,948,161
DUE FROM AFFILIATE	535,149,325
PREPAID EXPENSES	3,549,764
DEPOSITS AND OTHER ASSETS	4,947,047	32,253
INVESTMENTS IN SUBSIDIARIES	(161,177,141)		(61,482,405)	(56,403,502)	(29,014,157)
DEFERRED TAX ASSET	-
DEFERRED FINANCING EXPENSES	3,776,967

TOTAL ASSETS	$404,775,031	$1,501,703	$(61,482,405)	$(56,403,502)	$(29,014,157)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$169,666,867
ACCRUED PROPERTY TAXES	-
ACCRUED INTEREST	5,144,060
ACCOUNTS PAYABLE TRADE	1,177,242
DUE TO AFFILIATE	460,562,551
ACCOUNTS PAYABLE AND OTHER LIABILITIES	15,321,108	129,900
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	651,871,828	129,900	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(247,096,797)	1,371,803	(61,482,405)	(56,403,502)	(29,014,157)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$404,775,031	$1,501,703	$(61,482,405)	$(56,403,502)	$(29,014,157)

	(169,840,296)	RE of consolidated subs
	8,663,156	Investment in Keane Stud
	(161,177,141)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
CONTRACTS RECEIVABLE
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(309,371)	15,001	(1,473)	(145,861)	(3,654,822)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(309,371)	$15,001	$(1,473)	$(145,861)	$(3,654,822)

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE
ACCRUED PROPERTY TAXES
ACCRUED INTEREST
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(309,371)	15,001	(1,473)	(145,861)	(3,654,822)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(309,371)	$15,001	$(1,473)	$(145,861)	$(3,654,822)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon. LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$54,168	$18,498,900	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,433,820	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,007,328)	-

NET RENTAL REAL ESTATE	-	-	-	29,435,616	-

CASH AND CASH EQUIVALENTS		300	-	47,486	-
RESTRICTED CASH		18,500	-	37,406	-
GOODWILL		-	-	-	-
CONTRACTS RECEIVABLE		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	15,059	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		2,523,939	-	-	-
PREPAID EXPENSES		10,830	417	51,000	417
DEPOSITS AND OTHER ASSETS		5,072	-	23,090	688,352
INVESTMENTS IN SUBSIDIARIES	51,755	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	75,379	65,455

TOTAL ASSETS	$51,755	$2,612,809	$18,499,317	$29,685,036	$3,963,575

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE		$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED PROPERTY TAXES		1,869	9,737	338,104	-
ACCRUED INTEREST		-	235,248	715,159	108,425
ACCOUNTS PAYABLE TRADE		1,799	190,874	95,296	-
DUE TO AFFILIATE		-	37,810,323	3,791,057	9,435,573
ACCOUNTS PAYABLE AND OTHER LIABILITIES		88,500	2,934,191	1,124,704	167,099
TENANT SECURITY DEPOSITS		-	-	95,737	-

TOTAL LIABILITIES	-	92,169	48,870,773	47,618,553	13,311,095

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	51,755	2,520,640	(30,371,458)	(17,933,517)	(9,347,520)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$51,755	$2,612,809	$18,499,317	$29,685,036	$3,963,575

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$16,625,841	$7,585,551	$12,360,940	$7,714,814	$411,879

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,000
RESTRICTED CASH	273,526	25,116	-	-	99,939
GOODWILL	-	-	-	-	-
CONTRACTS RECEIVABLE	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	645,786	-	-	8,588,225
PREPAID EXPENSES	652	115,005	567	542	-
DEPOSITS AND OTHER ASSETS	14,839	644,491	-	4,000	67,291
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	24,880	30,000	-	-

TOTAL ASSETS	$16,914,857	$9,040,904	$12,391,507	$7,719,431	$9,168,334

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$15,119,023	$2,855,733	$3,900,000	$8,970,000	$-
ACCRUED PROPERTY TAXES	-	200,991	6,186	250,069	335,541
ACCRUED INTEREST	787,096	19,888	134,740	174,110	-
ACCOUNTS PAYABLE TRADE	105,040	52,750	5,886	46,052	11,666
DUE TO AFFILIATE	43,530,312	-	7,993,695	12,633,797	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	648,408	714,957	351,000	120	444,543
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	60,189,879	3,844,320	12,391,507	22,074,148	791,749

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(43,275,021)	5,196,584	-	(14,354,718)	8,376,584

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$16,914,857	$9,040,904	$12,391,507	$7,719,431	$9,168,334

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$77,802,979	$-	$-	$-

LAND	1,294,027	-	2,535,600	3,464,400	-
BUILDING IMPROVEMENTS	6,053,998	-	27,541,096	1,809,711	-
LESS: ACCUMULATED DEPRECIATION	(2,012,126)	-	(301,420)	(463)	-

NET RENTAL REAL ESTATE	5,335,899	-	29,775,275	5,273,648	-

CASH AND CASH EQUIVALENTS	-	56,599	9,434	-	-
RESTRICTED CASH	-	172,916	163,585	-	-
GOODWILL	-	-	-	-	-
CONTRACTS RECEIVABLE	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	85,410	289	6,266	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	-
PREPAID EXPENSES	108,692	555	27,418	1,863	-
DEPOSITS AND OTHER ASSETS	45,605	-	22,838	73,709	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	400,150	34,331	-	-

TOTAL ASSETS	$5,575,606	$78,433,487	$30,039,148	$5,349,219	$-

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$5,454,717	$66,793,680	$22,899,761	$5,589,164	$-
ACCRUED PROPERTY TAXES	139,805	-	401,985	33,573	-
ACCRUED INTEREST	174,597	260,995	1,365,282	338,046	-
ACCOUNTS PAYABLE TRADE	36,989	436,297	45,883	120,711	-
DUE TO AFFILIATE	2,592,725	8,027,864	7,940,359	4,954,940	892,891
ACCOUNTS PAYABLE AND OTHER LIABILITIES	425,768	3,141,384	1,470,808	490,836	-
TENANT SECURITY DEPOSITS	42,341	82,640	81,719	2,604	-

TOTAL LIABILITIES	8,866,943	78,742,860	34,205,797	11,529,874	892,891

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(3,291,336)	(309,372)	(4,166,649)	(6,180,655)	(892,891)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$5,575,606	$78,433,487	$30,039,148	$5,349,219	$-

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Topsides	Total
ASSETS
REAL ESTATE INVENTORY	$122,523,657	$6,066,463	$-	$277,026,995

LAND	71,198,168			88,501,320
BUILDING IMPROVEMENTS	438,913,756			495,752,380
LESS: ACCUMULATED DEPRECIATION	(115,110,397)			(119,431,734)

NET RENTAL REAL ESTATE	395,001,527	-	-	464,821,965

CASH AND CASH EQUIVALENTS	439,521	(428,094)	649,651	11,707,871
RESTRICTED CASH	11,642,666		408	12,687,800
GOODWILL	-			2,692,343
CONTRACTS RECEIVABLE	-			-
ACCOUNTS RECEIVABLE BASE RENT	494,523			601,547
MISCELLANEOUS ACCOUNTS RECEIVABLE	315,165	397,686	(294,805)	2,366,208
DUE FROM AFFILIATE	148,661,810	(695,569,085)		-
PREPAID EXPENSES	2,844,322	(23,724)	214,269	6,902,588
DEPOSITS AND OTHER ASSETS	1,320,922	(373,964)		7,515,545
INVESTMENTS IN SUBSIDIARIES	-	320,582,803		8,460,827
DEFERRED TAX ASSET	-		1,275,812	1,275,812
DEFERRED FINANCING EXPENSES	5,375,410			9,782,572

TOTAL ASSETS	$688,619,523	$(369,347,915)	$1,845,336	$805,842,073

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$606,554,028			$960,551,867
ACCRUED PROPERTY TAXES	2,047,910	102,556		3,868,326
ACCRUED INTEREST	7,817,928			17,275,576
ACCOUNTS PAYABLE TRADE	1,875,491	8		4,201,984
DUE TO AFFILIATE	65,555,824	(665,721,912)		-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	17,799,418	(104,622)	1,845,385	46,993,506
TENANT SECURITY DEPOSITS	2,355,329			2,660,370

TOTAL LIABILITIES	704,005,927	(665,723,970)	1,845,385	1,035,551,631

MINORITY INTEREST	-	17,589,619		17,589,619

SHAREHOLDERS' DEFICIT	(15,386,404)	278,786,435	(49)	(247,299,176)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$688,619,523	$(369,347,915)	$1,845,336	$805,842,073